SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 28, 2009

Webster Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Webster Plaza, Waterbury, Connecticut	06702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 465-4364

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 28, 2009, Webster Financial Corporation filed with the Securities and Exchange Commission a prospectus supplement to the base prospectus contained in its effective shelf registration statement (File No. 333-155929) relating to the shares of common stock which may be offered pursuant to its dividend reinvestment and stock purchase plan. This Current Report is being filed to present certain exhibits which shall be incorporated by reference into the prospectus and registration statement.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Description
5.1	Opinion of Hogan & Hartson LLP regarding legality of securities being offered.

23.1	Consent of Hogan & Hartson LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBSTER FINANCIAL CORPORATION

Date: May 28, 2009	By:	/s/ Douglas O. Hart
	Name:	Douglas O. Hart
	Title:	EVP and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Hogan & Hartson LLP regarding legality of securities being offered.

23.1	Consent of Hogan & Hartson LLP (included in Exhibit 5.1).